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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 30, 2003

                    Central European Distribution Corporation
               (Exact Name of Registrant as Specified in Charter)

                 Delaware                     0-24341                     54-1865271
      (State or Other Jurisdiction   (Commission File Number) (IRS Employer Identification No.)
            of Incorporation)

              1343 Main Street, Suite 301, Sarasota, Florida 34236
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's telephone number, including area code: (941) 330-1558

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Item 9. Regulation FD Disclosure.

     On April 30, 2003, Central European Distribution Corporation issued a press release announcing its preliminary first quarter results. A copy of the press release is attached as Exhibit 99.1.

     In accordance with SEC Release 33-8216 and because of a delay in integrating Item 12 into the EDGAR system, the registrant is disclosing under
Item 9 information that otherwise would be disclosed under Item 12 ("Results of Operations and Financial Condition").

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           Central European Distribution Corporation

Date: May 1, 2003          By:  /s/ James Archbold
                           -----------------------------------
                           James Archbold
                           Secretary

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Exhibit Index

No.       Description

99.1      Press Release dated April 30, 2003